Exhibit 32.1
CERTIFICATIONS

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002
In connection with the Quarterly

Report on Form 10-Q

for the quarter

ended June 30, 2022 of

Everest Reinsurance
Holdings, Inc.,

a corporation

organized

under the

laws of

Delaware (the

“Company”), filed

with the

Securities and
Exchange Commission

on the date

hereof (the “Report”),

the undersigned

hereby certify,

pursuant to

18 U.S.C.

ss.
1350, as enacted by section 906 of the Sarbanes-Oxley Act

of 2002, that:
1.
The Report fully complies with the requirements

of section 13(a) or 15(d) of the Securities Exchange

Act of
1934, and
2.
The information contained in the Report fairly presents,

in all material respects, the financial condition and
results of operations of the Company.
August 11, 2022
/S/ JUAN C. ANDRADE
Juan C. Andrade
Chairman, President and
Chief Executive Officer

/S/ MARK KOCIANCIC
Mark Kociancic
Executive Vice President and
Chief Financial Officer